UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Addition Materials

☐	Soliciting Material Pursuant to § 240.14a-12

New Vista Acquisition Corp
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

New Vista Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40070	98-1574055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 South Wacker Drive, Suite 300 Chicago, IL 60606	60606
(Address of principal executive offices)	(Zip Code)

(312) 855-2083

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NVSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NVSA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NVSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 12, 2023, New Vista Acquisition Corp (the “Company”) filed a definitive proxy statement (as amended on January 13, 2023, and February 7, 2023, the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting to be held on February 10, 2023 (the “Extraordinary General Meeting”) to consider and vote on the proposals set forth in the Definitive Proxy Statement, including a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on February 19, 2021, in each case, from February 19, 2023, to February 19, 2024 (the “Extension Proposal”).

Item 1.01. Entry Into a Material Definitive Agreement.

On February 8, 2023, New Vista Acquisition Sponsor LLC (the “Sponsor”) agreed to make monthly deposits directly to the Company’s trust account of $200,000.00 (each deposit, a “Contribution”), up to a maximum amount of $2,400,000, following the approval and implementation of the Extension Proposal on the terms described below. The Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

If the Extension Proposal is approved and implemented, the Contributions, which will be paid monthly (or a pro rata portion thereof if less than a full month), will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of a business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company as determined in the sole discretion of the Company’s board of directors) (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will be repayable by the Company to the Sponsor upon the Maturity Date. The funds in the Company’s trust account remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.03 to the extent required herein.

Item 8.01. Other Events.

Press Release

On February 8, 2023, the Company issued a press release announcing (i) the postponement of the Extraordinary General Meeting (the “Postponement”) from the previously scheduled date of Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time, (ii) the resulting extension of the deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Extraordinary General Meeting, as originally scheduled), for the Company’s public shareholders to deliver redemption requests to the Company’s transfer agent in connection with the Extension Proposal, to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Extraordinary General Meeting) (the “Redemption Deadline Extension”), (iii) the Contributions and the Promissory Note and (iv) that the Sponsor has informed the Company that it expects to convert its 6,684,500 Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Shares”) into Class A Shares in accordance with the Charter prior to the redemption of any Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal (the “Conversion”).

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement, the Redemption Deadline Extension, the Contributions and the Conversion.

There is no change to the location, the record date or any of the proposals to be acted on at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

NEW VISTA ACQUISITION CORP

Dated February 8, 2023

The following disclosures in this Current Report supplement, and should be read in conjunction with, the disclosures in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on January 12, 2023, and as amended on January 13, 2023, and February 7, 2023, relating to the Company’s extraordinary general meeting originally scheduled for Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On February 8, 2023, the Company announced the postponement of the Extraordinary General Meeting (the “Postponement”) from the previously scheduled date of Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time. As a result of this change, the Extraordinary General Meeting will now commence at 10:00 a.m., New York City time, on Wednesday, February 15, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. You will be able to attend the Extraordinary General Meeting online by visiting www.cstproxy.com/newvistacap/2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Extraordinary General Meeting, as originally scheduled) for the Company’s public shareholders to (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem their respective public shares for cash and (ii) tender or deliver their respective shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company, has been extended to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Extraordinary General Meeting).

Sponsor Contribution to Trust Account

On February 8, 2023, the Sponsor agreed to make monthly deposits directly to the Trust Account of $200,000 (each deposit, a “Contribution”) following the approval of the Extension Proposal and the implementation of the Extension on the terms described below. The Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor. If the Extension Proposal is approved and the Extension is implemented, the Contributions, which will be paid monthly (or a pro rata portion thereof if less than a full month), will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of a business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company in accordance with the Charter or as otherwise determined in the sole discretion of the Company’s board of directors) (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will be repayable by the Company to the Sponsor upon the Maturity Date. The funds in the Trust Account remain invested in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The Contributions are conditioned on the approval of the Extension Proposal and the implementation of the Extension.

Sponsor Conversion of New Vista Class B Shares

On February 8, 2023, the Sponsor informed the Company that it expects to convert its 6,684,500 New Vista Class B Shares into New Vista Class A Shares in accordance with the Charter prior to the redemption of any New Vista Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal. Notwithstanding such conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any New Vista Class A Shares.

Forward-Looking Statements

This Current Report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements.

These forward-looking statements include, but are not limited to, statements regarding the Sponsor’s intention to convert its 6,684,500 Class B Shares. Such forward-looking statements are based on the beliefs of New Vista’s management, as well as assumptions made by, and information currently available to, New Vista’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual results could differ materially from those contemplated by the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of New Vista of the proposal for an extension of time for New Vista to complete a business combination from February 19, 2023, to February 19, 2024 is not obtained; New Vista’s ability to enter into a definitive agreement; the risk that the approval of the shareholders of New Vista for the potential business combination is not obtained; the failure to obtain the necessary financing for the potential business combination; the amount of redemption requests made by New Vista’s shareholders and the amount of funds remaining in New Vista’s trust account after satisfaction of such requests; those factors discussed in New Vista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (the “Annual Report”) under the heading “Risk Factors,” and other documents of New Vista filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that New Vista presently does not know or that New Vista currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. New Vista undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Additional Information and Where to Find It

On January 12, 2023, New Vista filed a definitive proxy statement (the “Shareholder Meeting Proxy Statement”) with the SEC in connection with its solicitation of proxies for New Vista’s extraordinary general meeting to be held on Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Shareholder Meeting Proxy Statement”). On January 13, 2023, and February 7, 2023, New Vista filed with the SEC amendments to the Shareholder Meeting Proxy Statement. INVESTORS AND SECURITY HOLDERS OF NEW VISTA ARE URGED TO READ THE SHAREHOLDER MEETING PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW VISTA, THE EXTRAORDINARY GENERAL MEETING AND RELATED MATTERS.

No Offer or Solicitation

This document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction with respect to the potential business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note, dated as of February 8, 2023, by and between New Vista Acquisition Corp and New Vista Acquisition Sponsor LLC

99.1	Press Release, dated February 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Vista Acquisition Corp

Date: February 8, 2023	By:	/s/ Dennis A. Muilenburg
	Name:	Dennis A. Muilenburg
	Title:	Chief Executive Officer

Exhibit 10.1

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

NEW VISTA ACQUISITION CORP

PROMISSORY NOTE

Principal Amount: Up to $2,400,000	As of February 8, 2023

FOR VALUE RECEIVED and subject to the terms and conditions set forth herein, New Vista Acquisition Corp, a Cayman Islands exempted company (“Maker”), promises to pay to New Vista Acquisition Sponsor LLC, a Delaware limited liability company, or its registered assigns or successors in interest (collectively, “Payee”), or order, the unpaid Principal Amount (as defined herein) of up to Two Million Four Hundred Thousand Dollars ($2,400,000) in lawful money of the United States of America, on the terms and conditions described below (this “Note”).

1. Principal. The entire unpaid principal balance under this Note shall be due and payable in full (unless otherwise satisfied, in the case of clauses (i) and (iii)) on the earliest of: (i) the date by which Maker has to complete its initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (the “Business Combination”) pursuant to Maker’s amended and restated memorandum and articles of association (as may be amended from time to time) (the “Articles of Association”), (ii) immediately upon the consummation of the Business Combination, (iii) if the Business Combination is not consummated, the date of the termination, dissolution or winding up of Maker as determined in the sole discretion of Maker’s board of directors and (iv) if this Note is terminated pursuant to Section 13 (such earliest date of (i), (ii), (iii) and (iv), the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). Any outstanding unpaid Principal Amount under this Note may be prepaid at any time by Maker, at its election and without penalty. Under no circumstances shall any individual, including, but not limited to, any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2. Interest. No interest shall accrue on the unpaid Principal Amount of this Note.

3. Drawdowns; Register. Beginning on March 1, 2023, and thereafter on the first day of each month until the Maturity Date (or if such first day is not a business day, on the business day immediately preceding such first day), the Payee shall advance directly to Maker’s Trust Account (as defined in the Articles of Association), $200,000.00 (each, an “Advance” and, the sum of all Advances, the “Principal Amount”). Maker shall maintain a register reflecting each Advance and any prepayment of all or a portion of the Principal Amount outstanding under this Note for purposes of recording the aggregate unpaid Principal Amount of this Note outstanding at any time.

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees, then to the payment in full of any late charges and finally to the reduction of the unpaid Principal Amount of this Note.

5. Events of Default. The following shall constitute Events of Default:

(a) Failure to Make Required Payments. Failure by Maker to pay the unpaid Principal Amount due pursuant to this Note on the Maturity Date.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a), the Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid Principal Amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable (unless otherwise satisfied) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Section 5(b) or 5(c), the unpaid Principal Amount of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

9. Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by facsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

New Vista Acquisition Corp

125 South Wacker Drive, Suite 300

Chicago, IL 60606

2

If to Payee:

New Vista Acquisition Sponsor LLC

c/o New Vista Acquisition Corp

125 South Wacker Drive, Suite 300

Chicago, IL 60606

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a facsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party’s on-line access provider, (iv) the date reflected on a signed delivery receipt and (v) two business days following tender of delivery or dispatch by express mail or delivery service.

10. Trust Waiver. Notwithstanding anything herein to the contrary, Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account established in which the proceeds of Maker’s initial public offering of securities (“IPO”) (including the deferred underwriters discounts and commissions) and proceeds of the sale of the warrants issued in a private placement which occurred in connection with the consummation of the IPO are deposited, as described in greater detail in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO, and agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

11. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12. Severability. Any provision contained in this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Amendment; Waiver; Termination. Any amendment hereto or waiver of any provision hereof, or any termination of this Note, may be made with, and or only with, the written consent of Maker and the Payee.

14. Assignment; Successors and Assigns. No assignment or transfer of this Note or any rights or obligations hereunder may be made by either party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void. This Note shall be binding upon and benefit the permitted successors and permitted assigns of a party hereto.

15. Acknowledgement. Payee is acquiring this Note for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Payee understands that the acquisition of this Note involves substantial risk. Payee has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment in this Note and protecting its own interests in connection with this investment.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

New Vista Acquisition Corp

By:	/s/ Dennis A. Muilenburg
Name:	Dennis A. Muilenburg
Title:	Chief Executive Officer

Acknowledged and agreed (and intending to be legally bound with respect to Section 3 hereof) as of the day and year first above written:

New Vista Acquisition Sponsor LLC

By:	/s/ Kirsten Bartok Touw
Name:	Kirsten Bartok Touw
Title:	Managing Member

4

Exhibit 99.1

New Vista Acquisition Corp Announces Postponement of Extraordinary General Meeting From Friday,
February 10, 2023 to Wednesday, February 15, 2023, Contribution to Trust Account in Connection
with Extension Proposal and Expected Conversion of Class B Shares Held by Sponsor

CHICAGO, IL—February 8, 2023—New Vista Acquisition Corp (NASDAQ: NVSA) (“New Vista” or the “Company”) today announced that its previously announced extraordinary general meeting (the “Shareholder Meeting”) for the purpose of considering and voting on, among other proposals, a proposal to amend New Vista’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which New Vista must consummate an initial business combination from February 19, 2023, to February 19, 2024 (the “Extension Proposal” and such extension, the “Extension”), has been postponed from Wednesday, February 10, 2023, at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, at 10:00 a.m., New York City Time (the “Postponement”).

The Company also announced today that, if the Extension Proposal is approved and the extension is implemented, its sponsor, New Vista Acquisition Sponsor LLC, has agreed to make monthly deposits directly to the Company’s trust account of $200,000 (each deposit, a “Contribution”), up to a maximum amount of $2,400,000, in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Sponsor. If the Extension Proposal is approved and the extension is implemented, the Contributions will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of an initial business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company as determined in the sole discretion of the Company’s board of directors). The funds in the Company’s trust account remain invested in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. treasuries.

Additionally, the Sponsor has informed the Company that it expects to convert its 6,684,500 Class B ordinary shares, par value $0.0001 per share (“Class B Shares”), of the Company into Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Shares”) in accordance with the Charter prior to the redemption of any Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal. Notwithstanding such conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any Class A Shares.

The record date for determining the New Vista shareholders entitled to receive notice of and to vote at the Shareholder Meeting remains the close of business on January 10, 2023 (the “Record Date”). Shareholders as of the Record Date can vote, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Shareholder Meeting, as originally scheduled) for the Company’s public shareholders to submit a written request to the Company’s transfer agent for redemption of their public shares for cash, has been extended to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Shareholder Meeting).

Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the postponed Shareholder Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m., New York City time, on February 13, 2023. If any such shareholders have questions or need assistance in connection with the Shareholder Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing NVSA.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements.

These forward-looking statements include, but are not limited to, statements regarding the Sponsor’s intention to convert its 6,684,500 Class B Shares. Such forward-looking statements are based on the beliefs of New Vista’s management, as well as assumptions made by, and information currently available to, New Vista’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual results could differ materially from those contemplated by the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of New Vista of the proposal for an extension of time for New Vista to complete a business combination from February 19, 2023, to February 19, 2024 is not obtained; New Vista’s ability to enter into a definitive agreement; the risk that the approval of the shareholders of New Vista for the potential business combination is not obtained; the failure to obtain the necessary financing for the potential business combination; the amount of redemption requests made by New Vista’s shareholders and the amount of funds remaining in New Vista’s trust account after satisfaction of such requests; those factors discussed in New Vista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (the “Annual Report”) under the heading “Risk Factors,” and other documents of New Vista filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that New Vista presently does not know or that New Vista currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. New Vista undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Additional Information and Where to Find It

On January 12, 2023, New Vista filed a definitive proxy statement (the “Shareholder Meeting Proxy Statement”) with the SEC in connection with its solicitation of proxies for New Vista’s extraordinary general meeting to now be held on Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Shareholder Meeting Proxy Statement”). On January 13, 2023, and February 7, 2023, New Vista filed with the SEC amendments to the Shareholder Meeting Proxy Statement. INVESTORS AND SECURITY HOLDERS OF NEW VISTA ARE URGED TO READ THE SHAREHOLDER MEETING PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW VISTA, THE EXTRAORDINARY GENERAL MEETING AND RELATED MATTERS.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction with respect to the potential business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.